ARTICLES OF CORRECTION
RECEIVED                   FOR THE STATEMENT OF MERGER
STATE OF COLORADO
Secretary of State                     OF
1560 Broadway Suite 200
Denver, CO 80202          INTERSPACE ENTERPRISES, INC.
06-20-2000 13:08:58         (A DELAWARE CORPORATION)
20001122380
                                       AND

                            MARATHON MARKETING CORP.
                            (A COLORADO CORPORATION)

         It is hereby certified that:

         On April 17, 2000, a Statement of Merger between the companies above specified was filed in the office of the Secretary of State of Colorado. Due to errors, it is now necessary to file Articles of Correction to said Statement of Merger under CRS 7-101-225

         The following paragraphs are incorrect as written:

     3. The name of the surviving corporation in the merger herein certified is Interspace Enterprises, Inc., which will continue its existence as the surviving corporation under Interspace Enterprises, Inc. upon the effective date of said merger pursuant to the provisions of the Business Corporation Act of the State of Colorado.

     4. The Certificate of Incorporation of Interspace Enterprises, Inc., as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the Business Corporation Act of the State of Delaware.

     7. The authorized capital stock of each of the constituent corporations is as follows:

     A) The authorized capital stock of Interspace Enterprises, Inc. consists of 25,000,000 shares of par value of $.0001 each; and

     B) The authorized capital stock of Marathon Marketing Corp. consists of 40,000,000 shares of par value of $.0001 each.

         Such   paragraphs   are  deleted  from  the  Statement  of  Merger  and
substituted, therefore, are the following new paragraphs:

     3. The name of the surviving corporation in the merger herein certified is Marathon Marketing Corp., which will continue its existence as the surviving corporation under the new name Interspace Enterprises, Inc. upon the effective date of said merger pursuant to the provisions of the Business Corporation Act of the State of Colorado.

     4. The Certificate of Incorporation of Marathon Marketing, Inc., as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the Business Corporation Act of the State of Colorado.

     7. The authorized capital stock of each of the constituent corporations is as follows:

     A) The authorized capital stock of Interspace Enterprises, Inc. consists of 25,000,000 shares of a par value of $.01 each; and

     B) The authorized capital stock of Marathon Marketing Corp. consists of 40,000,000 shares of preferred stock of a par value of $.0001 each and 200,000,000 shares of common stock at $.00001 par value.

         IN WITNESS WHEREOF, these Articles of Correction have been executed by the constituent corporations as of the respective dates hereinbelow indicated.

                                       Interspace Enterprises, Inc.
                                       a Delaware Corp.

                                       Dated:   June 19, 2000

                                       By:/s/Daniel P. Murphy
                                          Daniel P. Murphy, President


                                       Marathon Marketing Corp.
                                       a Colorado Corp.

                                       Dated:  June 19, 2000

                                       By:/s/Daniel P. Murphy
                                          Daniel P. Murphy, President

                     CALIFORNIA ALL-PURPOSE ACKNOWLEDGEMENT

State of California      )
                         )ss.
County of San Diego      )

On June 19, 2000, before me, Sarah Brown, Notary Public, personally appeared Daniel Patrick Murphy proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capicity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

/s/Sarah Brown

Sarah Brown
Commission #1106322
Notary Public - California
San Diego County
My Comm. Expires Jul 18, 2000


                                    OPTIONAL

Though the  information  below is not required by law, it may prove  valuable to
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Description of Attached Document
Title or Type of Document: Articles of Correction-InterSpace Enterprises, Inc. and Marathon Marketing Corp.

Document Date: 6-19-2000           Number of Pages: 2

Signer(s) Other Than Named Above:  None